Exhibit 10. 4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Employment Agreement Addendum

This employment contract addendum “Addendum” is made on April 1, 2022, (04/01/22) by and between:

Employer: Coya Therapeutics, with a mailing address of 5850 San Felipe, suite 500 Houston, TX 77057. And

Employee: Howard Berman, with a mailing address of [***]

This addendum shall be added to the original employment agreement, dated December 15th, 2020 (12/15/20).

The aforementioned employment contract is hereby supplemented as follows:

As of April 01, 2022, this employment agreement will be updated to reflect the following:

•	Base Salary: 450,000 per annum
•	Bonus: 35% on a performance basis

We, the Employer and Employee, agree to the aforementioned additions to the employment contract. Any changes made here are legally binding upon signature of both parties. These changes are pursuant to the vote made by the Board regarding Howard’s executive compensation review.

/s/ David Snyder	5/23/2022
David Snyder	Date Signed

/s/ Howard Berman	5/16/2022
Howard Berman	Date Signed